EXPLORATION LICENSE TRANSFER AGREEMENT

THIS AGREEMENT is made effective the 2nd day of June, 2005

BETWEEN:

         MINE INFO LTD
         PO BOX 222, SKY PLAZA, SUITE 32
         ULAANBAATAR
         MONGOLIA
         Fax: +976 132 8461


         (hereinafter called "Seller")                     OF THE FIRST PART

AND:

         Dragon Gold Resources, Inc.
                           338 Euston Road, Suite 323
                           London - NW1 3BT
                           United Kingdom
                           Fax: +44 (0) 207 416 4975
         (hereinafter called "Buyer")                      OF THE SECOND PART


WHEREAS:


A) Seller is the owner of an undivided 100% right, title and interest in and to certain Mining Claims more particularly described on (Schedule "A") attached to this Agreement;

B) Buyer wishes to acquire a 100% interest in the Seller's property on the terms and subject to the conditions contained in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these presents, the parties hereby agree as follows:

DEFINITIONS

1.01 In this Agreement and in all Schedules attached to and made a part hereof, the following words and phrases shall have the following meanings, namely:

         (a) "Property" means all of the mineral claims described in Schedule "A" and all mining leases and other mineral interests derived from any such mineral claims. Any reference herein to any mineral claims comprised in the Property includes any mineral leases or other interests into which such mineral claims may have been converted.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.01     The Seller represents and warrant to the Buyer that:

         (a) it is the owner of an undivided one hundred percent (100%) right, title and interest in the Property, free of any liens, charges or claims of others.

         (b) it is legally entitled to hold its interests in the Property and will remain so entitled until the interests of the Seller as set out herein in the Property has been duly transferred to the Buyer as contemplated herein;

         (c) it is, and at the time of the transfer to the Buyer, the owner of the interest in the Property so transferred free and clear of all liens, charges and claims of others, and no taxes, annual license fees, rentals, or other charges or penalties, are due in respect thereof;

         (d) the mineral claims comprising the Property have been duly and validly located pursuant to the laws of the Mongolia and are recorded in the name of the Seller and are in good standing in the Office of the Geological and Mining Cadaster (OGMC) of the Mineral Resources Authority of Mongolia (MRAM) on the date hereof and until the dates set out on the attached Schedule "A";

         (e) there is no adverse claim or challenge against or to the ownership of or title to the Property, nor to their knowledge is there any basis therefore, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof,

         (f) the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of, any indenture, agreement or other instrument whatsoever to which the Seller is a party or by which any of them is bound or to which any of them may be subject;

         (g) no proceedings are pending for, nor is the Seller aware of any basis for the institution of, any proceedings leading to the placing of any of them in bankruptcy or subject to any laws governing the affairs of insolvent persons.

2.02 The Seller acknowledges that the representations and warranties set forth in paragraph 2.01 hereof form a part of this Agreement and are conditions upon which the Buyer has relied in entering into this Agreement, and that these representations and warranties shall survive the acquisition of any interest in the Property hereunder by the Buyer.

2.03 The parties also acknowledge and agree that the representations and warranties set forth in paragraph 2.01 hereof are provided for the exclusive benefit of the Buyer, and a breach of any one or more thereof may be waived by the Buyer in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty.

REPRESENTATIONS AND WARRANTIES OF THE BUYER

3.01     The Buyer represents and warrants to the Seller that:

         (a) it has been duly incorporated under the Nevada Revised Statutes and validly exists as a corporation in good standing under the laws of Nevada (US) and is legally entitled to hold mineral property interests in Mongolia;

         (b) it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of, its Articles or constating documents or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject;

TERMS OF AGREEMENT AND COMMITMENTS

4.01 The Seller hereby agrees to transfer to the Buyer an undivided one hundred percent (100%) right, title and interest in and to the Property, free and clear of all claims, liens, charges and encumbrances, save and except for those set forth in this Agreement, on the following terms and conditions:

         (a) the Buyer making a total cash payment of US$19,000 to the Seller, according to the following schedule:

                  (i) 50% or US$9,500 upon the execution of this Agreement by all parties;

                  (ii) the remaining 50%, or US$9,500, upon the transfer of the exploration license is registered with the appropriate authorities in Mongolia;

         (b) the Buyer will assume the payment of the full second year exploration license fees that correspond to the Property, as well as the related transfer and registration fees required for the execution of this Agreement

4.02 Upon the execution of this Agreement, the Seller also agrees on the following:

         (a) the Seller will provide the Buyer with all the necessary geological information on the properties, maps and reports on the Property (including regional and property geological, geochemical, and geophysical survey maps and reports and other works on the properties if such works existed) so that the Buyer can evaluate the Property;

         (b) the Seller shall cause to be delivered to the Buyer duly executed recordable transfers in favour of the Buyer or its trustees or subsidiaries of an undivided one hundred percent (100%) interest in and to the Property, which the Buyer shall be entitled to record with the appropriate governmental office;

4.03 Notwithstanding any of the provisions of this Agreement, the parties specifically agree that the Buyer will not be responsible for rectifying any environmental damage sustained on the Property prior to the date hereof.

MISCELLANEOUS

5.01 All references to monies hereunder will be in lawful currency of the United States of America unless otherwise specified.

5.02 Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Agreement, including the registration thereof against any of the mineral property interests comprising the Property at the request of any party.

5.03 The parties hereto agree that the terms and conditions of this Agreement shall supersede and replace any other agreements or arrangements, whether oral or written, heretofore existing among the parties in respect of the subject matter of this Agreement.

5.04 Counterparts. This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Agreement or any other writing by any party hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

5.05 Execution by Fax. Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Agreement and any certificates or other writings delivered in connection herewith, and such facsimile copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Agreement.

5.06 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in the City of Houston, Texas in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any Court having jurisdiction thereof.

5.07 Headings. The headings to the respective paragraphs hereof shall not be deemed as part of this Agreement but shall be regarded as having been used for convenience only.

5.08 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, and the federal laws of the United States of America applicable therein.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

MINE INFO LTD                                Dragon Gold Resources, Inc.



--------------------------                   --------------------------

S.D. Turbat, General Manager                 Johannes Petersen
                                             President & CEO



                                             --------------------------

                                             Xiaojun (Albert) Cui
                                             Director

SCHEDULE "A"

Claims registered to Seller at the Office of the Geological and Mining Cadaster
(OGMC) of the Mineral Resources Authority of Mongolia (MRAM) immediately before the execution of this Agreement.


------ --------------- --------------- -------------------------- --------- --------------- ------------------ ---------------
       License No.     Issue Date             Coordinates         Area      Province(s)     Subprovince(s)     Area Name
------ --------------- --------------- -------------------------- --------- --------------- ------------------ ---------------

1      7389X           2004-05-05      102(0)20'00"  45(0)58'20"      6,126     Uvurkhangai     Taragt             Del Khad
                                       102(0)17'40" 45(0)53'00"
                                       102(0)23'20" 45(0)58'20"
                                       102(0)17'40" 45(0)56'20"
                                       102(0)23'20" 45(0)53'00"
                                       102(0)20'00" 45(0)56'20"
------ --------------- --------------- -------------------------- --------- --------------- ------------------ ---------------
2      7390X           2004-05-05      102(0)30'00"  46(0)05'20"      17,226    Uvurkhangai     Taragt             Oyut Area
                                       102(0)34'00" 45(0)59'00"
                                       102(0)42'00" 46(0)05'20"
                                       102(0)34'00" 46(0)00'00"
                                       102(0)42'00" 45(0)59'00"
                                       102(0)30'00" 46(0)00'00"
------ --------------- --------------- -------------------------- --------- --------------- ------------------ ---------------